Exhibit 21
(Form 10-K)
SUBSIDIARIES OF
CITIZENS REPUBLIC BANCORP, INC.

		Jurisdiction or
	Ownership	Incorporation of
Subsidiaries	Percentage	Organization

Citizens Bank	100%	Michigan
Citizens Bank Wealth Management, N.A.	100%	National Association

146